UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-22437

Guggenheim Build America Bonds Managed Duration Trust
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Amy J. Lee
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:   (630) 505-3700

Date of fiscal year end:  May 31

Date of reporting period:  June 1, 2012 - May 31, 2013

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/GBAB
... YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM
BUILD AMERICA BONDS MANAGED DURATION TRUST

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/gbab, you will find:

• Daily, weekly and monthly data on share prices, net asset values, distributions and more

• Monthly portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Trust’s website in an ongoing effort to provide you with the most current information about how your Trust’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Trust.

May 31, 2013

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Build America Bonds Managed Duration Trust (the “Trust”). This report covers the Trust’s performance for the fiscal year ended May 31, 2013.

All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2013, the Trust provided a total return based on market price of 8.27% and a total return based on NAV of 7.48%. As of May 31, 2013, the Trust’s market price of $22.70 per share represented a discount of 3.85% to its NAV of $23.61 per share. The market value of the Trust’s shares fluctuates from time to time and it may be higher or lower than the Trust’s NAV.

The Fund raised the distribution per share three times in the period. For the first three months of the period, the monthly distribution was $0.129 per share. It was raised to $0.1322 per share for the next three months, to $0.13480 for the next four months and finally to $0.13817 for the final two months of the period. The dividend as of May 31, 2013, represents an annualized distribution rate of 7.30% based on the Trust’s closing market price of $22.70 on May 31, 2013.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Trust. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Trust through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 34 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Trust purchased in the market at a price less than NAV. Conversely, when the market price of the Trust’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share of 95% of the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Trust endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Trust shares when the share price is lower than when the price is higher.

To learn more about the Trust’s performance and investment strategy for the annual period ended May 31, 2013, we encourage you to read the Questions & Answers section of this report, which begins on page 4.

We are honored that you have chosen the Guggenheim Build America Bonds Managed Duration Trust as part of your investment portfolio. For the most up-to-date information regarding your investment, please visit the Trust’s website at guggenheiminvestments.com/gbab.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Guggenheim Build America Bonds Duration Trust

June 28, 2013

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 3

QUESTIONS & ANSWERS	May 31, 2013

The Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Global Chief Executive Officer and Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Senior Managing Director; and James E. Pass, Senior Managing Director. In the following interview, the investment team discusses the market environment and the Trust’s strategy and performance for the 12-month period ended May 31, 2013.

What were the most important developments in the Trust over the past 12 months?

There were three highlights. First was the three distribution increases over the period, as the Trust raised the distribution by 2.5% in September 2012, by 2.0% in December 2012 and then by 2.5% in April 2013. Second was the Trust’s strong performance over the period, correlated with that of U.S. Treasuries. Third was the Trust’s success in adding value to 20% of the portfolio not allocated to “Build America Bonds” (“BABs”), primarily by increasing exposure to bank loans and other floating-rate securities. The improved yield from these investments enabled the Trust to increase the distribution rate.

What is the Trust’s investment objective and how is it pursued?

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as BABs. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets (net assets plus leverage) (“Managed Assets”) in BABs. The Trust may invest up to 20% of its Managed Assets in securities other than BABs, including taxable municipal securities that do not qualify for federal subsidy payments under the American Recovery and Reinvestment Act of 2009 (the “Act”), municipal securities, the interest income from which is exempt from regular federal income tax (sometimes referred to as “tax-exempt municipal securities”), asset-backed securities (“ABS”), senior loans and other income-producing securities.

At least 80% of the Trust’s Managed Assets will be invested in securities that, at the time of investment, are investment grade quality. The Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are below investment grade quality. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.

The Trust will not invest more than 25% of its Managed Assets in municipal securities in any one state of origin or more than 15% of its Managed Assets in municipal securities that, at the time of investment, are illiquid.

BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, pursuant to the Act. In contrast to traditional municipal bonds, interest received on BABs is subject to federal income tax and may be subject to state income tax. However, issuers of Direct Payment BABs are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the bonds, allowing such issuers to issue BABs that pay interest rates that are competitive with the rates typically paid by private bond issuers in the taxable fixed-income market.

The Sub-Adviser employs investment and trading strategies to seek to maintain the leverage-adjusted duration of the Trust’s portfolio to generally less than 10 years. (Duration is a measure of a bond’s price sensitivity to changes in interest rates, expressed in years. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield to maturity of the bond.)

In addition, the Sub-Adviser may seek to manage the duration of the Trust’s portfolio through the use of derivative instruments, including U.S. Treasury swaps, credit default swaps, total return swaps and futures contracts, in an attempt to reduce the overall volatility of the Trust’s portfolio to changes in market interest rates. The Sub-Adviser does not currently use such derivative instruments to manage the duration of the Trust’s portfolio but may do so in the future. The Sub-Adviser may seek to manage the Trust’s duration in a flexible and opportunistic manner based primarily on then-current market conditions and interest rate levels. The Trust may incur costs in implementing the duration management strategy, but such strategy will seek to reduce the volatility of the Trust’s portfolio.

What were the significant events affecting the economy and market environment over the past 12 months?

Despite weakening global economic conditions experienced as the period came to a close, the overall U.S. economy for the past 12 months was powered by monetary accommodation from central banks around the world and continuing improvement in the U.S. housing sector and labor market. Equity markets rallied more than 27 percent over the period, with the S&P 500 reaching an all-time high. Credit spreads continued to tighten, as abundant liquidity and the continuation of open-ended quantitative easing resulted in a benign credit environment with low default rates.

4 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

QUESTIONS & ANSWERS continued	May 31, 2013

Improvement in the unemployment rate has been slow, and recent declines may be overstated by reduced labor force participation – the lowest since 1978. In the private sector, the U.S. economy is currently adding jobs at a rate that is over 20 percent higher than that of the prior expansion. As for housing, January and February 2013 marked the best two-month period of new home sales since 2008, which has been driving increased consumption through the wealth effect.

Conflicting economic data about the health of the U.S. economy late in the period stirred concerns about possible market consolidation or even a correction; following the Fiscal Cliff and sequester, there was also rising uncertainty around U.S. fiscal policy issues, as well as anemic growth trends in Europe, slower growth in China and a tumble in commodity prices, notably that of gold. Markets were also startled by the size of accommodation by the Bank of Japan which ultimately weakened the value of the yen. Nonetheless, multi-year lows in the CBOE Volatility Index suggested there was also considerable complacency on the part of investors.

A number of global central banks implemented interest rate cuts during the period, owing to sluggish global economic growth and continuing weakness in commodity prices. The world is still in a deflationary environment, which has given policymakers a great deal of leeway to extend and expand accommodative monetary policies aimed at stimulating output.

Following the end of the Fund’s fiscal year ended May 31, 2013, U.S. and global markets experienced significant volatility. Both fixed income and equity markets sold off sharply due to rising monetary policy uncertainty in the U.S. and growing fundamental risk in Japan and China. The rise in volatility has in large part been a result of shifting market sentiment, but fundamentally economic growth in the U.S. has not changed materially, although the impact of rising interest rates on housing has yet to be seen. With ongoing weakness in growth and inflation, global central banks are expected to maintain accommodative policies for the foreseeable future.

How did the Fund perform for the 12 months ended May 31, 2013?

All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2013, the Trust provided a total return based on market price of 8.27% and a total return based on NAV of 7.48%. The Trust’s NAV return surpassed that of the Bank of America Merrill Lynch Build America Bond Index, which rose 4.17%.

As of May 31, 2013, the Trust’s market price of $22.70 per share represented a discount of 3.85% to its NAV of $23.61 per share. On May 31, 2012, the Trust’s market price of $22.46 per share represented a discount of 4.38% to its NAV of $23.49 per share. The market value of the Trust’s shares fluctuates from time to time and it may be higher or lower than the Trust’s NAV. Past performance is not a guarantee of future results.

The Fund made the following monthly distributions per share during the 12-month period ended May 31, 2013:

Month	Distribution per Share
June 2012	$0.12900
July	$0.12900
August	$0.12900
September	$0.13220
October	$0.13220
November	$0.13220
December	$0.13480
January 2013	$0.13480
February	$0.13480
March	$0.13480
April	$0.13817
May	$0.13817
Total	$1.59914

The distribution as of May 31, 2013, represents an annualized distribution rate of 7.30% based on the Trust’s closing market price of $22.70 on May 31, 2013. The Trust’s distribution rate is not constant and is subject to change based on the performance of the Trust.

What factors affected Trust performance during the 12-month period ended May 31, 2013?

The portfolio has appreciated because of the relatively subdued rate environment, as spreads tightened over the period, although markets began pushing up long-term interest rates after the chairman of the U.S. Federal Reserve indicated in May Congressional testimony that the federal reserve might start to slow purchases of Treasury and mortgage-backed bonds.

Volatility had picked up earlier in 2013 in the taxable municipal sector, including BABs, when it appeared sequestration might impose automatic spending cuts in state and local government aid and reduce BAB subsidies. There was also concern that such cuts could lead some issuers to refinance outstanding BABs through an extraordinary redemption provision (ERP). Although certain issues did elect to exercise their ERPs, refunding volume, as the Sub-adviser expected, was limited and did not materially impact the BAB market during the period.

Other factors aiding BABs performance were lack of primary issuance, which creates scarcity that helps support prices. Existing issues also typically carry high dollar prices, which limits activity in the sector.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 5

QUESTIONS & ANSWERS continued	May 31, 2013

Describe how the Trust’s assets are invested?

As of May 31, 2013, approximately 84% of the Trust’s long-term investments were in BABs and Qualified School Construction Bonds (“QSCBs”), which are qualifying investments for purposes of the Trust’s policy of investing at least 80% of its managed assets in BABs. The taxable municipal sector was the largest contributor to return for the period; of the top 20 issues contributing to return, 14 were BABs, led by issues from Texas cities and also from California general obligation bonds.

The remainder of the Trust’s assets (approximately 16% of the Trust’s long-term investments as of May 31, 2013) were invested in non-BABs securities. These include asset-backed securities, bank loans, corporate bonds (including high yield bonds) and other securities, by which we were able to add incremental yield. The most significant change within this allocation over the period was increasing bank loans by about three percentage points and reducing the Trust’s holdings in high-yield bonds by about the same amount. The Trust also regularly sold floating-rate instruments with yields in the low single digits in order to create more capacity for higher-yielding floaters.

How did other markets perform in this environment?

The return of the Bank of America Merrill Lynch Build America Bond Index was 4.17% for the 12 months ended May 31, 2013. The return of the Barclays U.S. Treasury Composite Index, which includes Treasury securities of all maturities, was -0.89% for the same period. The Barclays U.S. Aggregate Bond Index (the “Barclays Aggregate”), which is a proxy for the U.S. investment grade bond market, returned 0.91% for the period, while the Barclays U.S. Corporate High Yield Index returned 14.82%. Reflecting the Federal Reserve’s (“the Fed”) continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Barclays 1–3 Month U.S. Treasury Bill Index was 0.08% for the period.

What is the Fund’s leverage strategy?

Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed positively to the Trust’s total return during this period. The Trust utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage will not exceed 33 1 / 3 % of the Trust’s Managed Assets.

As of May 31, 2013, the Trust’s leverage was approximately 24% of Managed Assets, slightly less than six months ago. The Trust currently employs leverage through reverse repurchase agreements with at least three different counterparties and a credit facility with a major bank. Under the reverse repurchase agreements, securities are transferred to another party, such as a bank or broker-dealer, in return for cash which can be used for additional investments.

There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

What is the current outlook for Build America Bonds?

No new BABs are being issued, though many remain outstanding. Since the expiration of the BAB program in 2010, taxable municipal issuance has reverted back to historical figures – approximately $35 billion per year or roughly 10 percent of total municipal issuance, compared with $85-$100 billion for 2009 and 2010.

More than $21.5 billion of taxable municipal issuance occurred in the first five months of 2013, outpacing the 2012 period by 126%, but this trend depends on the Treasury market remaining stable and the continuation of low attractive interest rates.

As part of the president’s 2014 federal budget proposal, a new direct-pay municipal bond program (similar to BABs) and a National Infrastructure Bank would broaden the use of private activity bonds to help finance America’s infrastructure, enhancing the privatization of infrastructure assets and attracting non-traditional buyers.

Index Definitions:

The Bank of America Build America Bond Index is designed to track the performance of U.S. dollar-denominated Build America Bonds publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.

The Barclays U.S. Treasury Composite Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting. Securities in the index roll up to the U.S. Aggregate, U.S. Universal, and Global Aggregate Indices. The U.S. Treasury Index was launched on January 1, 1973.

The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays U.S. Corporate High Yield Index is an unmanaged index of below investment grade bonds issued by U.S. corporations.

6 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

QUESTIONS & ANSWERS continued	May 31, 2013

The Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Trust will achieve its investment objectives. The value of the Trust will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. There can be no assurance that the Trust will achieve its investment objectives.

Please see guggenheiminvestments.com/gbab for a detailed discussion of the Trust’s risks and considerations.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 7

TRUST SUMMARY (Unaudited)	May 31, 2013

Trust Statistics
Share Price		$22.70
Common Share Net Asset Value		$23.61
Premium/Discount to NAV		-3.85%
Net Assets Applicable to Common Shares ($000)		$411,135

Total Returns
(Inception 10/28/10)	Market	NAV
One Year	8.27%	7.48%
Since Inception - Average Annual	12.15%	15.59%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The NAV total returns reflect the Trust’s total annual expenses. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gbab. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

% of Municipal
State/Territory Allocations	Bonds

California	20.3%
Illinois	11.4%
Washington	8.6%
Indiana	5.8%
New Jersey	5.6%
Texas	5.5%
New York	5.4%
Ohio	4.7%
Michigan	3.9%
Pennsylvania	3.9%
Florida	3.8%
West Virginia	3.1%
Colorado	2.7%
Alabama	2.5%
Nevada	2.4%
Vermont	2.4%
Louisiana	2.2%
Mississippi	1.7%
South Carolina	1.3%
Georgia	1.2%
South Dakota	0.8%
Minnesota	0.8%

Portfolio composition and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gbab. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Distributions to Shareholders & Annualized Distribution Rate

% of Total
Portfolio Breakdown	Net Assets
Municipal Bonds	109.6%
Corporate Bonds	6.7%
Asset Backed Securities	5.3%
Term Loans	5.3%
Preferred Stock	1.9%
Collateralized Mortgage Obligations	0.5%
Common Stock	0.0%
Total Long-Term Investments	129.3%
Money Market Fund	0.3%
Total Investments	129.6%
Other Assets in excess of Liabilities	2.1%
Borrowings	-10.8%
Reverse Repurchase Agreements	-20.9%
Total Net Assets	100.0%
* Less than 0.1%.
Weighted Average Duration (years)	9.40

Ratings shown are assigned by one or more Nationally Recognized Statistical Credit Rating Organizations (“NRSRO”), such as Standard & Poor’s, Moody’s and Fitch. The ratings are an indication of an issuer’s credit-worthiness and typically range from AAA or Aaa (highest) to D (lowest). When two or more ratings are available, the lower rating is used; and when only one is available, that rating is used. The Non-Rated category consists of securities that have not been rated by an NRSRO. U.S. Treasury securities and U.S. Government Agency securities are not rated but deemed to be equivalent to securities rated AA+/Aaa.

8 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	May 31, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Long-Term Investments – 129.3%
	Municipal Bonds – 109.6%
	Alabama – 2.8%
$3,000,000	Alabama State University, General Tuition and Fee Revenue Bonds, Taxable
	Direct-Pay Build America Bonds, (Assured GTY)(a) (l)	AA–	7.100%	09/01/2035	09/01/20 @ 100	$ 3,404,640
5,000,000	Alabama State University, General Tuition and Fee Revenue Bonds, Taxable
	Direct-Pay Build America Bonds, (Assured GTY)(a) (l)	AA–	7.200%	09/01/2038	09/01/20 @ 100	5,681,700
2,000,000	Alabama State University, General Tuition and Fee Revenue Bonds, Taxable
	Direct-Pay Build America Bonds, (Assured GTY)(a) (l)	AA–	7.250%	09/01/2040	09/01/20 @ 100	2,274,800
						11,361,140
	California – 22.2%
500,000	Alhambra Unified School District, Elementary Schools Improvement District,
	Los Angeles County, California, Election of 2008 General Obligation Bonds,
	Federally Taxable, Series B-1(l)	A+	6.700%	02/01/2026	N/A	595,095
10,000,000	California, General Obligation Bonds, Various Purpose, Taxable Build
	America Bonds(a)	A	7.700%	11/01/2030	11/01/20 @ 100	12,283,100
3,000,000	Culver City Redevelopment Agency, California, Taxable Tax Allocation Bonds,
	Culver City Redevelopment Project, Series 2011B(l)	A	8.000%	11/01/2020	N/A	3,292,710
340,000	Cypress Elementary School District (Orange County, California), General
	Obligation Bonds, Direct Pay Qualified School Construction Bonds, 2008
	Election, Series B-2(l)	AA–	6.050%	08/01/2021	N/A	381,144
660,000	Cypress Elementary School District (Orange County, California), General
	Obligation Bonds, Direct Pay Qualified School Construction Bonds, 2008
	Election, Series B-2(l)	AA–	6.650%	08/01/2025	N/A	754,274
7,500,000	Long Beach Unified School District, California, Qualified School Construction
	Bonds, Federally Taxable, Election of 2008, General Obligation Bonds, Series B-1	AA–	5.914%	08/01/2025	N/A	9,295,650
10,000,000	Los Angeles, California, Department of Water & Power Revenue, Taxable Build
	America Bonds(a)	AA–	7.000%	07/01/2041	07/01/21 @ 100	12,157,400
10,000,000	Los Angeles, California, Department of Water & Power Revenue, Taxable Build
	America Bonds(a)	AA	7.003%	07/01/2041	07/01/20 @ 100	11,556,900
5,000,000	Metropolitan Water District, Southern California, Water Revenue Bonds, 2010
	Authorization, Taxable Build America Bonds, Series A(a)	AAA	6.947%	07/01/2040	07/01/20 @ 100	6,094,350
1,025,000	Monrovia Unified School District, Los Angeles County, California, Election of 2006
	General Obligation Bonds, Build America Bonds, Federally Taxable, Series C-1(a) (l)	A+	7.250%	08/01/2028	N/A	1,252,786
10,000,000	Oakland Unified School District, County of Alameda, California, Taxable General
	Obligation Bonds, Election of 2006, Qualified School Construction Bonds,
	Series 2012B(j) (l)	NR	6.877%	08/01/2033	08/01/22 @ 100	10,142,600
1,000,000	Placentia-Yorba Linda Unified School District (Orange County, California), General
	Obligation Bonds, Federally Taxable Direct-Pay Qualified School Construction
	Bonds, Election of 2008, Series E(l)	AA–	5.400%	02/01/2026	N/A	1,105,440
5,000,000	Riverside Community College District, Riverside County, California, Election of
	2004 General Obligation Bonds, Taxable Build America Bonds, Series 2010 D-1(a)	AA	7.021%	08/01/2040	08/01/20 @ 100	5,758,450
2,245,000	Santa Ana Unified School District, California, General Obligation Bonds, Federal
	Taxable Build America Bonds(a)	Aa3	6.800%	08/01/2030	N/A	2,823,132
7,755,000	Santa Ana Unified School District, California, General Obligation Bonds, Federal
	Taxable Build America Bonds(a)	Aa3	7.100%	08/01/2040	N/A	10,202,866
3,330,000	Sonoma Valley Unified School District, General Obligation, Federally Taxable
	Bonds(a) (l)	AA–	7.123%	08/01/2028	08/01/20 @ 100	3,732,364
						91,428,261
	Colorado – 3.0%
7,500,000	Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable
	Build America Bonds, Series 2010E(a)	AA–	7.017%	03/15/2031	03/15/21 @ 100	9,120,375

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 9

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Colorado (continued)
$2,500,000	Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable
	Qualified School Construction, Series 2010-D	AA–	6.817%	03/15/2028	N/A	$ 3,260,900
						12,381,275
	Florida – 4.1%
10,000,000	Miami-Dade County, Florida, Transit Sales Surtax Revenue, Taxable Build America
	Bonds, Series B(a) (l)	AA	6.910%	07/01/2039	07/01/19 @ 100	11,320,100
5,000,000	Orlando, Florida, Community Redevelopment Agency, Taxable Tax Increment
	Revenue Build America Bonds, Series 2010B(l)	A	7.784%	09/01/2040	09/01/20 @ 100	5,646,450
						16,966,550
	Georgia – 1.3%
5,000,000	Georgia Municipal Association, Inc., Certificates of Participation, DeKalb County
	Public Schools Project, (AGM)(l)	AA–	5.210%	12/01/2022	N/A	5,419,450
	Illinois – 12.5%
5,000,000	Chicago, Illinois, Board of Education, Unlimited Tax General Obligation Bonds,
	Dedicated Revenues, Taxable Build America Bonds, Series 2010D(a) (l)	A+	6.519%	12/01/2040	N/A	5,588,650
5,100,000	Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project Bonds,
	Taxable Build America Bonds, Series 2010B(a)	A+	6.900%	01/01/2040	N/A	6,537,996
2,990,000	Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds,
	Series 2010B(a)	AA–	6.742%	11/01/2040	N/A	3,975,354
5,000,000	Illinois, General Obligation Bonds, Taxable Build America Bonds, Series 2010-5(a)	A–	7.350%	07/01/2035	N/A	6,072,250
7,140,000	Northern Illinois Municipal Power Agency, Power Project Taxable Revenue Bonds,
	Prairie State Project Build America Bonds(a) (l)	A2	7.620%	01/01/2030	N/A	8,757,567
2,860,000	Northern Illinois Municipal Power Agency, Power Project Taxable Revenue Bonds,
	Prairie State Project Build America Bonds(a) (l)	A2	7.820%	01/01/2040	N/A	3,640,866
4,500,000	Northern Illinois University, Auxiliary Facilities System Revenue Bonds, Build
	America Program, Taxable, Series 2010, (AGM)(a)	A2	7.947%	04/01/2035	04/01/20 @ 100	5,356,800
5,000,000	Northern Illinois University, Auxiliary Facilities System Revenue Bonds, Build
	America Program, Taxable, Series 2010, (AGM)(a)	A2	8.147%	04/01/2041	04/01/20 @ 100	5,993,750
3,000,000	Southwestern Illinois, Development Authority, Taxable Local Government,
	Program Revenue Bonds, Flood Prevention District Council Project, Recovery
	Zone Economic Development Bonds, Series 2010C(a) (l)	AA	7.230%	10/15/2035	04/15/20 @ 100	3,359,100
2,000,000	Southwestern Illinois, Development Authority, Taxable Local Government,
	Program Revenue Bonds, Flood Prevention District Project, Build America Bonds,
	Series 2010-B(a) (l)	AA	7.030%	04/15/2032	04/15/20 @ 100	2,153,000
						51,435,333
	Indiana – 6.4%
8,690,000	Evansville-Vanderburgh Independent School Building Corporation, Unlimited
	Taxable Ad Valorem Property Tax First Mortgage Bonds, Series 2010E	AA+	6.500%	01/15/2030	07/15/20 @ 100	10,597,020
3,000,000	Knox County, Indiana, Good Samaritan Hospital Project, Taxable Economic
	Development Revenue Bonds, Qualified Energy Conservation Bonds – Direct
	Payment, Series 2012B(l)	A3	5.900%	04/01/2034	N/A	3,228,420
10,000,000	Noblesville Multi-School Building Corporation, Hamilton County, Indiana,
	Taxable Unlimited Ad Valorem Property Tax First Mortgage Bonds, Build America
	Bonds, Series 2010	AA+	6.500%	07/15/2030	01/15/21 @ 100	12,301,900
						26,127,340
	Louisiana – 2.4%
8,000,000	Orleans Parish, School Board of the Parish of Orleans, Louisiana, (AGM)(l)	AA–	4.400%	02/01/2021	N/A	8,798,720
1,055,000	Tangipahoa Parish Hospital Service District No. 1, Louisiana, Taxable Hospital
	Revenue Bonds, North Oaks Health System Project, Build America Bonds, Series
	2009A, (Assured GTY)(a)	AA–	7.200%	02/01/2042	02/01/20 @ 100	1,161,924
						9,960,644

See notes to financial statements.

10 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Michigan – 4.3%
$415,000	Comstock Park Public Schools, Kent County, Michigan, 2011 School Building and
	Site Bonds, General Obligation – Unlimited Tax, Federally Taxable – Qualified School
	Construction Bonds – Direct Payment, Series A(l)	AA–	6.300%	05/01/2026	05/01/21 @ 100	$ 458,853
690,000	Detroit, Michigan, School District, Build America Bonds(a) (l)	AA–	7.747%	05/01/2039	N/A	873,699
5,000,000	Detroit, Michigan, School District, School Building and Site Bonds, Unlimited
	Tax General Obligation Bonds, Taxable Build America Bonds,, Series 2010B(a) (l)	AA–	6.845%	05/01/2040	05/01/20 @ 100	5,285,600
1,640,000	Detroit, Michigan, School District, School Building and Site Bonds, Unlimited
	Tax General Obligation Bonds, Taxable Qualified School Construction Bonds,
	Series 2010A(l)	AA–	6.645%	05/01/2029	N/A	1,850,576
3,000,000	Fraser Public School District, Macomb County, Michigan, General Obligation
	Federally Taxable School Construction Bonds, 2011 School Building and Site
	Bonds, Series B(l)	AA–	6.050%	05/01/2026	05/01/21 @ 100	3,313,830
1,000,000	Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds(l)	AA–	6.750%	05/01/2026	05/01/20 @ 100	1,098,240
2,500,000	Whitehall District Schools, Muskegon County, Michigan, 2010 School Building
	and Site Bonds, General Obligation, Unlimited Tax Bonds, Taxable Qualified
	School Construction Bonds, Series A(l)	AA–	6.100%	05/01/2026	05/01/20 @ 100	2,720,175
2,000,000	Whitehall District Schools, Muskegon County, Michigan, 2010 School Building
	and Site Bonds, General Obligation, Unlimited Tax Bonds, Taxable Qualified
	School Construction Bonds, Series A(l)	AA–	6.500%	05/01/2029	05/01/20 @ 100	2,173,680
						17,774,653
	Minnesota – 0.9%
1,660,000	St. Paul Housing & Redevelopment Authority, Federally Taxable Revenue Bonds(j) (l)	AA	7.250%	02/01/2035	02/01/21 @ 100	1,833,337
1,540,000	St. Paul Housing & Redevelopment Authority, Federally Taxable Revenue Bonds(j) (l)	AA	7.500%	02/01/2040	02/01/21 @ 100	1,692,306
						3,525,643
	Mississippi – 1.8%
5,000,000	Medical Center Educational Building Corporation, Taxable Build America Bonds,
	University of Mississippi Medical Center Facilities Expansion and Renovation
	Project, Series 2010A(a) (l)	AA–	6.842%	06/01/2035	06/01/20 @ 100	5,501,650
1,000,000	Mississippi, Hospital Equipment and Facilities Authority, Taxable Build America
	Revenue Bonds, Forrest County General Hospital Project, Series 2010(a) (l)	A2	7.265%	01/01/2032	01/01/20 @ 100	1,074,100
905,000	Mississippi, Hospital Equipment and Facilities Authority, Taxable Build America
	Revenue Bonds, Forrest County General Hospital Project, Series 2010(a) (l)	A2	7.390%	01/01/2040	01/01/20 @ 100	960,947
						7,536,697
	Nevada – 2.6%
1,425,000	Clark County, Nevada, Airport Revenue Bonds, Build America Bonds, Series B(a) (l)	AA–	6.881%	07/01/2042	07/01/19 @ 100	1,663,816
1,200,000	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Water
	Bonds, Taxable Build America Bonds, Series 2009A(a) (l)	AA+	7.100%	06/01/2039	06/01/19 @ 100	1,363,020
1,500,000	Nevada System of Higher Education University, Revenue Bonds, Build
	America Bonds(a)	AA–	7.600%	07/01/2030	07/01/20 @ 100	1,763,520
5,050,000	Nevada System of Higher Education University, Revenue Bonds, Build
	America Bonds(a)	AA–	7.900%	07/01/2040	07/01/20 @ 100	5,944,304
						10,734,660
	New Jersey – 6.1%
8,000,000	Camden County Improvement Authority, Camden County, New Jersey, Lease
	Revenue Bonds, Cooper Medical School of Rowan University Project, Series 2010A(l)	A+	7.747%	07/01/2034	07/01/20 @ 100	8,879,760
2,000,000	Camden County Improvement Authority, Camden County, New Jersey, Lease
	Revenue Bonds, Cooper Medical School of Rowan University Project, Series 2010A(l)	A+	7.847%	07/01/2035	07/01/20 @ 100	2,225,280
10,000,000	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Federally Taxable Issuer
	Subsidy, Build America Bonds, Series 2010A(a)	A+	7.102%	01/01/2041	N/A	14,000,400
						25,105,440

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 11

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	New York – 5.9%
$5,000,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds,
	Taxable Build America Bonds, Series 2010E(a)	A	7.134%	11/15/2030	11/15/20 @ 100	$ 6,023,750
5,000,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds,
	Taxable Build America Bonds, Series 2010B-1(a)	A	6.548%	11/15/2031	N/A	6,280,350
10,000,000	Westchester County Health Care Corporation, Revenue Bonds, Taxable Build
	America Bonds, Series 2010(a) (j) (l)	BBB	8.572%	11/01/2040	N/A	11,988,400
						24,292,500
	Ohio – 5.2%
5,000,000	American Municipal Power, Inc., Combined Hydroelectric Projects Revenue Bonds,
	New Clean Renewable Energy Bonds, Series 2010C(l)	A	7.334%	02/15/2028	N/A	6,357,400
1,950,000	Cuyahoga County, Ohio, Hospital Revenue Bonds, The Metrohealth System,
	Build America Bonds, Taxable, Series 2009B(a) (l)	A–	8.223%	02/15/2040	N/A	2,383,329
2,500,000	Madison Local School District, Richland County, Ohio, School Improvement,
	Taxable Build America Bonds, Series 2010A(a) (l)	AA	6.900%	12/01/2034	12/01/20 @ 100	2,717,950
2,500,000	Madison Local School District, Richland County, Ohio, School Improvement,
	Taxable Build America Bonds, Series 2010A(a) (l)	AA	7.150%	12/01/2039	12/01/20 @ 100	2,701,725
2,500,000	Madison Local School District, Richland County, Ohio, School Improvement,
	Taxable Build America Bonds, Series 2010A(a) (l)	AA	7.300%	12/01/2043	12/01/20 @ 100	2,700,625
2,500,000	Madison Local School District, Richland County, Ohio, School Improvement,
	Taxable Qualified School Construction Bonds, Series 2010B(l)	AA	6.650%	12/01/2029	12/01/20 @ 100	2,916,900
1,230,000	Toronto City School District, Ohio, Qualified School Construction Bonds General
	Obligation Bonds(l)	AA	7.000%	12/01/2028	12/01/20 @ 100	1,362,237
						21,140,166
	Pennsylvania – 4.3%
4,865,000	Lebanon, Pennsylvania, Sewer Revenue Bonds, Taxable Build America Bonds,
	Series B of 2010(a) (l)	A+	7.140%	12/15/2035	06/15/20 @ 100	5,385,604
7,500,000	Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction
	Bonds, Series D	A	6.850%	09/01/2029	N/A	9,309,075
2,500,000	School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series
	2011A, Qualified School Construction Bonds - (Federally Taxable - Direct Subsidy)(l)	A+	5.995%	09/01/2030	N/A	2,832,275
						17,526,954
	South Carolina – 1.4%
5,000,000	Horry County, South Carolina, Taxable Airport Revenue Bonds, Recovery Zone
	Economic Development Bonds, Series 2010B(j) (l)	A–	7.328%	07/01/2040	N/A	5,835,500
	South Dakota – 0.9%
3,490,000	Pierre, South Dakota, Taxable Electric Revenue Bonds, Recovery Zone Economic
	Development Bonds, Series 2010C(l)	A2	7.500%	12/15/2040	12/15/19 @ 100	3,846,853
	Texas – 6.0%
10,000,000	Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue
	Bonds, Taxable Build America Bonds, Series 2009B(a) (l)	A+	7.088%	01/01/2042	N/A	12,545,400
10,000,000	El Paso, Texas, Combination Tax and Revenue Certification of Obligation, Taxable
	Build America Bonds, Series 2010B(a)	AA	6.700%	08/15/2036	08/15/20 @ 100	12,194,000
						24,739,400
	Vermont – 2.6%
2,155,000	Vermont State Colleges, Revenue Bonds, Taxable Build America Bonds,
	Series 2010B(a) (l)	A+	6.101%	07/01/2025	07/01/20 @ 100	2,342,097
7,500,000	Vermont State Colleges, Revenue Bonds, Taxable Build America Bonds,
	Series 2010B(a) (l)	A+	7.211%	07/01/2040	07/01/20 @ 100	8,379,825
						10,721,922

See notes to financial statements.

12 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Washington – 9.5%
$5,000,000	Anacortes, Washington, Utility System Improvement Revenue Bonds, Build
	America Bonds, Series 2010B(a) (l)	AA–	6.479%	12/01/2030	12/01/20 @ 100	$ 5,604,650
2,000,000	Auburn, Washington, Utility System Revenue Bonds, Taxable Build America
	Bonds, Series 2010B(a) (l)	AA	6.396%	12/01/2030	12/01/20 @ 100	2,279,080
5,000,000	Central Washington University, System Revenue Bonds, 2010, Taxable Build
	America Bonds, Series B(a) (l)	A1	6.500%	05/01/2030	N/A	5,713,750
5,800,000	Public Hospital District No. 1, King County, Washington, Valley Medical Center,
	Hospital Facilities Revenue Bonds, Series 2010B(l)	BBB+	8.000%	06/15/2040	06/15/20 @ 100	6,468,856
5,000,000	Washington State Convention Center Public Facilities District, Lodging Tax Bonds,
	Taxable Build America Bonds, Series 2010B(a)	A+	6.790%	07/01/2040	N/A	6,050,200
3,325,000	Washington State University, Housing and Dining System Revenue Bonds,
	Taxable Build America Bonds, Series 2010B(a) (l)	A+	7.099%	04/01/2032	N/A	4,173,008
6,675,000	Washington State University, Housing and Dining System Revenue Bonds,
	Taxable Build America Bonds, Series 2010B(a) (l)	A+	7.399%	04/01/2041	N/A	8,617,692
						38,907,236
	West Virginia – 3.4%
10,000,000	State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
	Federally Taxable Build America Bonds 2010, Series B(a)	A+	7.650%	04/01/2040	N/A	13,779,800
	Total Municipal Bonds – 109.6%
	(Cost $380,865,921)					450,547,417
	Corporate Bonds – 6.7%
	Advertising – 0.1%
375,000	Sitel, LLC / Sitel Finance Corp.(b) (l)	B	11.000%	08/01/2017	08/01/14 @ 106	403,125
	Airlines – 1.0%
128,176	Atlas Air 1999-1 Pass-Through Trust, Series 1999-1, Class A-1(j) (l)	NR	7.200%	01/02/2019	N/A	133,303
1,925,201	Atlas Air 2000-1 Class A Pass Through Trust, Series 2000-1, Class A(j) (l)	NR	8.707%	01/02/2019	N/A	2,040,714
2,000,000	Delta Air Lines 2011-1 Class B Pass-Through Trust, Series 2011-1, Class B	BB+	7.125%	10/15/2014	N/A	2,060,000
						4,234,017
	Chemicals – 0.1%
350,000	TPC Group, Inc.(b) (l)	B	8.750%	12/15/2020	12/15/16 @ 104	369,250
	Coal – 0.1%
275,000	Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp.(l)	B–	8.250%	04/15/2018	04/15/14 @ 104	292,875
200,000	Penn Virginia Resource Partners, LP / Penn Virginia Resource Finance Corp. II(l)	B–	8.375%	06/01/2020	06/01/16 @ 104	217,500
						510,375
	Commercial Services – 0.1%
180,000	Rural/Metro Corp.(b) (l)	CC	10.125%	07/15/2019	07/15/15 @ 105	158,400
100,000	Rural/Metro Corp.(b)	CC	10.125%	07/15/2019	07/15/15 @ 105	86,000
						244,400
	Computers – 0.0%***
30,000	Stream Global Services, Inc.(b)	B1	11.250%	10/01/2014	10/01/13 @ 100	30,825
	Distribution & Wholesale – 0.1%
300,000	INTCOMEX, Inc.(l)	B–	13.250%	12/15/2014	12/15/13 @ 100	303,000
	Diversified Financial Services – 0.2%
200,000	GETCO Financing Escrow, LLC(b)	B2	8.250%	06/15/2018	06/15/15 @ 104	195,500
125,000	Jefferies Finance, LLC / JFIN Co.-Issuer Corp.(b)	B+	7.375%	04/01/2020	04/01/16 @ 106	125,625
200,000	Jefferies Group, Inc.(l)	BBB	6.875%	04/15/2021	N/A	233,050
31,200	LCP Dakota Fund, Series 2012-6, Class P(j)	NR	10.000%	08/17/2015	N/A	31,191

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Diversified (continued)
$140,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.(b) (l)	B+	9.625%	05/01/2019	05/01/15 @ 107	$ 159,600
						744,966
	Engineering & Construction – 0.7%
2,259,334	Alion Science and Technology Corp.(c) (l)	B–	12.000%	11/01/2014	10/01/13 @ 103	2,335,586
615,000	Alion Science and Technology Corp.(l)	CCC–	10.250%	02/01/2015	07/18/13 @ 100	355,163
						2,690,749
	Entertainment – 1.2%
1,600,000	Diamond Resorts Corp.(l)	B–	12.000%	08/15/2018	08/15/14 @ 106	1,786,000
1,810,000	Lions Gate Entertainment, Inc.(b) (l)	B	10.250%	11/01/2016	11/01/13 @ 105	1,952,537
870,000	WMG Acquisition Corp.	B	11.500%	10/01/2018	10/01/14 @ 109	1,026,600
65,000	Yonkers Racing Corp.(b) (l)	B+	11.375%	07/15/2016	07/15/14 @ 103	69,062
						4,834,199
	Food – 0.0%***
150,000	FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc.(b)	B	9.875%	02/01/2020	02/01/15 @ 105	165,750
	Health Care Services – 0.2%
325,000	OnCure Holdings, Inc.(h) (l)	NR	11.750%	05/15/2017	05/15/14 @ 106	156,000
378,503	Symbion, Inc.(d) (l)	CCC+	11.000%	08/23/2015	08/23/13 @ 100	382,288
150,000	Symbion, Inc.(l)	B	8.000%	06/15/2016	06/15/14 @ 104	158,625
						696,913
	Internet – 0.7%
3,000,000	GXS Worldwide, Inc.(l)	B	9.750%	06/15/2015	06/15/14 @ 100	3,075,000
	Leisure Time – 0.0%***
75,000	Sabre, Inc.(b) (l)	B	8.500%	05/15/2019	05/15/15 @ 106	82,688
	Lodging – 0.2%
100,000	Caesars Entertainment Operating Co., Inc.(l)	B–	8.500%	02/15/2020	02/15/16 @ 104	95,250
900,000	Caesars Entertainment Operating Co., Inc.(b) (l)	B–	9.000%	02/15/2020	02/15/16 @ 105	866,250
						961,500
	Machinery-Diversified – 0.1%
250,000	Tempel Steel Co.(b) (l)	B–	12.000%	08/15/2016	02/15/14 @ 109	241,250
	Media – 0.1%
520,000	Baker & Taylor Acquisitions Corp.(b) (l)	CCC	15.000%	04/01/2017	10/01/14 @ 108	364,000
	Mining – 0.1%
100,000	Horsehead Holding Corp.(b)	B–	10.500%	06/01/2017	06/01/15 @ 105	108,000
100,000	Kaiser Aluminum Corp.(l)	BB–	8.250%	06/01/2020	06/01/16 @ 104	112,750
400,000	Midwest Vanadium Pty Ltd. (Australia)(b) (l)	CCC	11.500%	02/15/2018	02/15/15 @ 106	264,000
150,000	Mirabela Nickel Ltd. (Australia)(b)	B–	8.750%	04/15/2018	04/15/15 @ 104	124,500
						609,250
	Oil & Gas – 0.2%
600,000	Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC(b) (l)	B–	10.750%	10/01/2020	10/01/16 @ 105	642,000
	Oil & Gas Services – 0.1%
200,000	Exterran Holdings, Inc.(l)	BB	7.250%	12/01/2018	12/01/13 @ 105	214,000
	Packaging & Containers – 0.1%
300,000	Pretium Packaging, LLC / Pretium Finance, Inc.(l)	B–	11.500%	04/01/2016	04/01/14 @ 106	324,000
	Real Estate Investment Trusts – 0.2%
750,000	Columbia Property Trust Operating Partnership LP(l)	BBB–	5.875%	04/01/2018	N/A	803,057

See notes to financial statements.

14 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Retail – 0.3%
$100,000	Checkers Drive-In Restaurants, Inc.(b) (l)	B–	11.000%	12/01/2017	06/01/15 @ 108	$ 107,750
980,000	GRD Holdings III Corp.(b) (l)	B	10.750%	06/01/2019	06/01/15 @ 108	1,080,450
125,000	Wok Acquisition Corp.(b)	CCC+	10.250%	06/30/2020	06/30/16 @ 105	140,000
						1,328,200
	Software – 0.2%
225,000	Aspect Software, Inc.	CCC+	10.625%	05/15/2017	05/15/14 @ 105	234,562
400,000	Infor US, Inc.(l)	B–	11.500%	07/15/2018	07/15/15 @ 106	469,000
						703,562
	Textiles – 0.0%***
140,000	Empire Today, LLC / Empire Today Finance Corp.(b)	B	11.375%	02/01/2017	02/01/14 @ 106	128,100
	Transportation – 0.6%
46,141	Atlas Air, Inc.(b) (j) (l)	NR	8.707%	01/02/2019	N/A	48,910
985,000	CEVA Group PLC (United Kingdom)(b) (l)	CCC+	8.375%	12/01/2017	12/01/13 @ 106	1,019,475
1,450,000	Marquette Transportation Co. / Marquette Transportation Finance Corp.(l)	B–	10.875%	01/15/2017	01/15/14 @ 105	1,569,625
						2,638,010
	Total Corporate Bonds – 6.7%
	(Cost $26,580,653)					27,342,186
	Asset Backed Securities – 5.3%
	Automobile – 0.0%***
32,182	Bush Truck Leasing, LLC, Series 2011-AA, Class C(b) (l)	NR	5.000%	09/25/2018	N/A	32,084
	Collateralized Debt Obligation – 1.5%
106,541	Diversified Asset Securitization Holdings II LP, Series 1X, Class A1L
	(Cayman Islands)	BBB+	0.763%	09/15/2035	N/A	103,602
25,438	G-Star 2003-3 Ltd., Series 2003-A, Class A1 (Cayman Islands)(b) (e) (l)	BBB–	0.852%	03/13/2038	N/A	25,002
224,364	Highland Park CDO Ltd., Series 2006-1A, Class A1 (Cayman Islands)(b) (e) (l)	B+	0.603%	11/25/2051	N/A	203,072
174,747	Independence I CDO Ltd., Series 1A, Class A (Cayman Islands)(b) (e) (l)	BB+	0.693%	12/30/2030	N/A	169,943
5,552,992	Putnam Structured Product, Series 2003-1A, Class A1LB(b) (e) (l)	CCC	0.649%	10/15/2038	N/A	5,151,567
639,471	Putnam Structured Product CDO, Series 2002-1A, Class A2
	(Cayman Islands)(b) (e) (l)	CCC+	0.879%	01/10/2038	N/A	585,890
167,102	Stone Tower CDO Ltd., Series 2004-1A, Class A2L (Cayman Islands)(b) (e)	BBB–	1.526%	01/29/2040	N/A	160,630
						6,399,706
	Collateralized Loan Obligation – 2.4%
250,000	Ares CLO Ltd., Series 2012-3A (Cayman Islands)(b) (k)	NR	0.000%	01/17/2024	N/A	235,398
250,000	Ares XXVI CLO Ltd. (Cayman Islands)(b) (i) (k)	NR	0.000%	04/15/2025	N/A	207,125
250,000	Atlas Senior Loan Fund II Ltd., Series 2012-2A (Cayman Islands)(b) (k) (l)	NR	0.000%	01/30/2024	N/A	221,193
100,000	BlackRock Senior Income Series Corp., Series 2004-1A (Cayman Islands)(b) (k) (l)	NR	0.000%	09/15/2016	N/A	50,000
250,000	Carlyle Global Market Strategies CLO 2012-3 Ltd., Series 2012-3A
	(Cayman Islands)(b) (k)	NR	0.000%	10/14/2024	N/A	217,265
250,000	Cerberus Offshore Levered I LP, Series 2012-1A, Class C (Cayman Islands)(b) (e)	Baa2	6.277%	11/30/2018	N/A	250,018
2,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class C (Cayman Islands)(b) (e) (l)	A+	1.529%	07/10/2019	N/A	1,792,626
1,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class D1 (Cayman Islands)(b) (e) (l)	BBB+	2.879%	07/10/2019	N/A	950,550
1,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class D2 (Cayman Islands)(b) (l)	BBB+	8.370%	07/10/2019	N/A	1,035,101
250,000	Colts Trust, Series 2007-1A, Class C (Cayman Islands)(b) (e)	AA+	1.080%	03/20/2021	N/A	245,638
300,000	Cratos CLO Ltd., Series 2007-1A, Class C (Cayman Islands)(b) (e) (l)	AA+	1.374%	05/19/2021	N/A	279,661
550,000	Eastland CLO Ltd., Series 2007-1A, Class A2B (Cayman Islands)(b) (e) (l)	AA+	0.604%	05/01/2022	N/A	495,758
250,000	Emporia Preferred Funding I Corp, Series 2005-1A, Class C (Cayman Islands)(b) (e)	AA	1.227%	10/12/2018	N/A	241,382
250,000	Finn Square CLO Ltd., Series 2012-1A (Cayman Islands)(b) (k)	NR	0.000%	12/24/2023	N/A	232,545

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

Principal					Optional Call
Amount	Description	Rating * Coupon		Maturity	Provisions**	Value
	Collateralized Loan Obligation (continued)
$250,000	Great Lakes CLO 2012-1 Ltd., Series 2012-1A (Cayman Islands)(b) (k)	NR	0.000%	01/15/2023	N/A	$ 247,015
200,000	Katonah IX CLO Ltd., Series 2006-9A, Class A3L (Cayman Islands)(b) (e) (l)	A–	0.996%	01/25/2019	N/A	180,503
500,000	KKR CLO Trust, Series 2007-1A, Class D (Cayman Islands)(b) (e) (l)	A	2.525%	05/15/2021	N/A	480,500
100,000	Knightsbridge CLO Ltd., Series 2007-1A, Class D (Cayman Islands)(b) (e) (l)	BBB	5.278%	01/11/2022	N/A	100,099
1,992,806	Newstar Trust, Series 2005-1A, Class C(b) (e) (l)	B+	1.126%	07/25/2018	N/A	1,913,068
159,159	Sargas CLO II Ltd., Series 2006-1A, Class E (Cayman Islands)(b) (e) (l)	B+	4.276%	10/20/2018	N/A	157,545
200,000	Summit Lake CLO Ltd., Series 2005-1A, Class C1A(b) (k)	NR	0.000%	02/24/2018	N/A	76,076
250,000	T2 Income Fund CLO Ltd., Series 2007-1A, Class D (Cayman Islands)(b) (e)	A+	3.027%	07/15/2019	N/A	239,656
						9,848,722
	Commercial Receivables – 0.1%
400,000	Leaf II Receivables Funding, LLC, Series 2010-4, Class D(b) (l)	NR	5.000%	01/20/2019	06/20/13 @ 100	384,760
	Credit Card – 0.1%
320,843	Credit Card Pass-Through Trust 2012-BIZ, Series 2012-Biz A(b) (k) (m)	NR	0.000%	–	N/A	238,386
	Insurance – 0.0%***
88,750	Insurance Note Capital Term, Series 2005-1R1A(b) (e) (l)	A–	0.519%	06/09/2033	N/A	79,965
	Media – 0.8%
1,300,000	Adams Outdoor Advertising, LP, Series 2010-1, Class B(b) (l)	Ba2	8.836%	12/20/2040	N/A	1,402,865
1,825,000	Adams Outdoor Advertising, LP, Series 2010-1, Class C(b) (l)	B3	10.756%	12/20/2040	N/A	1,979,720
						3,382,585
	Other ABS – 0.0%***
7,094	Aircraft Certificate Owner Trust, Series 2003-1A, Class D(b) (j) (l)	BBB–	6.455%	09/20/2022	N/A	7,306
	Transportation – 0.4%
18,026	Castle Trust, Series 2003-1AW, Class A1(b) (e) (l)	AA	0.949%	05/15/2027	N/A	16,945
193,468	Raspro Trust, Series 2005-1A, Class G(b) (e) (l)	A	0.680%	03/23/2024	N/A	164,602
1,429,225	Vega Containervessel PLC, Series 2006-1A, Class A(b) (l)	Ba3	5.562%	02/10/2021	N/A	1,393,495
						1,575,042
	Total Asset Backed Securities – 5.3%
	(Cost $20,493,804)					21,948,556
	Collateralized Mortgage Obligations – 0.5%
	Commercial Mortgage Backed Security – Traditional – 0.5%
2,000,000	GS Mortgage Securities Corp. II Trust 2007-EOP, Series 2007-EOP, Class H(b) (e) (l)	BBB–	3.300%	03/06/2020	N/A	2,008,980
	Residential Mortgage Backed Security – 0.0%***
85,779	Nomura Resecuritization Trust, Series 2012-1R, Class A(b) (e)	NR	0.633%	08/27/2047	0 @ 100	78,702
	Total Collateralized Mortgage Obligations – 0.5%
	(Cost $1,902,883)					2,087,682
	Term Loans – 5.3%(f)
	Aerospace & Defense – 0.2%
1,000,000	Nana Development TL-1st Lien	B+	8.000%	03/15/2018	N/A	985,000
	Automotive – 0.1%
40,000	Fleetpride	CCC+	9.250%	05/15/2020	N/A	39,700
19,791	Keystone Automotive Operations, Inc.	Caa2	9.750%	03/30/2016	N/A	20,187
236,111	Navistar, Inc.	BB–	5.750%	08/17/2017	N/A	241,128
						301,015
	Consumer Products – 0.1%
343,876	Targus Group International, Inc.	B	11.000%	05/24/2016	N/A	338,717

See notes to financial statements.

16 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Consumer Services – 0.6%
$98,750	Edmentum, Inc.	BB–	6.000%	02/14/2018	N/A	$ 99,984
349,125	Endurance International Group	B	6.250%	11/09/2019	N/A	352,180
94,650	Nab Holdings First Lien	BB+	7.000%	04/24/2018	N/A	95,715
995,006	Osmose Holdings, Inc., Lien 1	B+	6.750%	11/26/2018	N/A	1,002,051
216,000	Patheon, Inc.	B+	7.250%	12/14/2018	N/A	219,510
140,000	Sutherland Global Cayman Tranche	B	7.250%	03/06/2019	N/A	140,350
310,000	Sutherland Global U.S. Tranche	B	7.250%	03/06/2019	N/A	310,775
100,000	Travelport Holdings, Ltd.	CCC+	4.000%	12/01/2016	N/A	99,688
30,000	Travelport Holdings Ltd.	B	5.533%	08/23/2015	N/A	29,986
						2,350,239
	Diversified Manufacturing – 0.1%
417,900	CPM Holdings	B+	6.250%	08/29/2017	N/A	421,034
	Electric – 0.0%***
100,000	Astoria Generating Co. Acquisitions	B	8.500%	10/26/2017	N/A	104,188
	Entertainment – 0.0%***
83,800	CKX Entertainment, Inc., 1st Lien	B+	9.000%	06/21/2017	N/A	75,001
	Food & Beverage – 0.2%
520,774	Arctic Glacier	B–	6.000%	04/22/2019	N/A	525,114
35,000	Hostess Brands, Inc.	BB–	6.750%	04/09/2020	N/A	36,029
450,000	Reddy ICE Corp.	B	6.750%	04/01/2019	N/A	453,656
						1,014,799
	Gaming – 0.1%
314,667	Rock Ohio Caesar LLC	BB–	8.500%	08/19/2017	N/A	315,453
2,000	Rock Ohio Caesars, LLC	BB–	6.000%	08/19/2017	N/A	2,005
						317,458
	Gas – 0.0%***
60,000	Teine Energy	CCC	7.500%	05/17/2019	N/A	60,450
	Health Care – 0.7%
250,000	Apria Healthcare Initialterm Loan	BB–	6.750%	04/01/2020	N/A	252,293
1,150,000	Merge Healthcare, Inc.	B+	6.000%	04/23/2019	N/A	1,161,500
835,800	One Call Medical, Inc., Lein 1	B+	5.500%	08/19/2019	N/A	844,162
500,000	WP Prism, Inc.	CCC	6.250%	05/31/2018	N/A	495,000
						2,752,955
	Insurance – 0.1%
123,453	Confie Seguros	B–	6.500%	11/09/2018	N/A	124,868
155,909	Cunningham	B–	9.250%	06/10/2020	N/A	160,197
						285,065
	Lodging – 0.0%***
39,919	Caesars Entertainment Operating Co., Inc.	B–	5.440%	01/28/2018	N/A	35,787
	Media – 0.1%
119,686	Cengage Learning Acquisitions, Inc. (Thomson Learning)	B+	7.500%	07/03/2014	N/A	95,001
199,736	Cengage Learning Acquisitions, Inc., Lein 1	CCC	5.780%	07/31/2017	N/A	158,375
249,375	Mitel US Holdings First Lien	B+	7.000%	02/27/2019	N/A	252,804
						506,180
	Oil Field Services – 0.2%
225,205	Equipower Resources 1st Lien Term B Advance	BB	5.500%	12/21/2018	N/A	227,387
100,000	Rice Energy	CCC+	8.500%	10/25/2018	N/A	101,500

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Oil Field Services (continued)
$199,500	Shelf Drilling Holding Ltd.(j)	B+	6.250%	05/31/2018	N/A	$ 202,243
198,500	Varel International Energy Funding Corp.	B	9.250%	07/17/2017	N/A	203,463
						734,593
	Other Finance – 0.3%
1,000,000	AP Alternative Assets LP	BB	4.350%	12/21/2015	N/A	1,002,500
100,000	Knight/Getco, 1st Lein	BB–	5.750%	11/30/2017	N/A	100,125
200,000	STG-Fairway Acquisitions, Inc.	B	6.250%	02/13/2019	N/A	201,125
						1,303,750
	Other Industrials – 0.2%
100,000	Hunter Fan Company	B+	6.500%	12/20/2017	N/A	100,250
347,345	Laureate Education Ext Term Loan	B	5.250%	06/15/2018	N/A	349,371
250,000	Sirva Worldwide, Inc.	B	7.500%	03/27/2019	N/A	250,000
						699,621
	Real Estate Investment Trusts – 0.0%***
130,000	Star Financial, Inc., Lien 1	BB–	7.000%	03/19/2017	N/A	138,775
	Retail – 0.3%
89,323	Container Store Lien 1	B–	5.500%	04/06/2019	N/A	90,049
992,500	HD Supply Lien 1 Hybrid	B+	4.500%	10/12/2017	N/A	1,002,688
						1,092,737
	Technology – 1.3%
99,750	Ascensus, Inc., 1st Lien	B	8.000%	12/21/2018	N/A	101,496
917,986	Ceridian Corp.	B–	5.950%	05/09/2017	N/A	927,166
398,000	IPC Information Systems, Inc.	B–	7.750%	07/31/2017	N/A	388,050
99,748	Mirion Technology	B	5.750%	04/08/2018	N/A	100,621
992,500	Misys PLC, 1st Lien	B+	7.250%	12/12/2018	N/A	1,008,132
100,000	Misys PLC, 2nd Lien	CCC+	12.000%	06/06/2019	N/A	117,250
1,253,869	Mmodal, Inc.	B+	7.500%	08/16/2019	N/A	1,242,114
1,134,307	Pinnacle Holdco TL	B+	4.750%	07/30/2019	N/A	1,150,261
199,500	Red Prairie 1st Lien	B+	6.750%	12/21/2018	N/A	202,867
19,850	Sophos, Lien 1	B+	6.500%	05/10/2019	N/A	20,048
						5,258,005
	Telecommunications – 0.1%
496,250	Zayo Group LLC	B	4.500%	07/02/2019	N/A	500,786
	Transportation – 0.3%
592,500	Evergreen Tank Solutions, Inc.	B–	9.500%	09/26/2018	N/A	592,133
38,015	Global Aviation Holdings, Inc.	NR	3.000%	02/13/2018	N/A	9,504
119,273	Global Aviations Holdings, Inc.	NR	10.000%	07/13/2017	N/A	110,328
199,001	Sabre, Inc.	B	5.250%	02/19/2019	N/A	201,933
400,000	US Shipping Corp.	B	9.000%	04/30/2018	N/A	401,166
						1,315,064
	Wireless – 0.1%
250,000	Alcatel-Lucent USA, Inc.	BB–	6.250%	07/31/2016	N/A	253,369
	Wirelines – 0.2%
695,346	Avaya, Inc.	B	4.770%	10/26/2017	N/A	626,430
348,990	Avaya, Inc.	B	8.000%	03/31/2018	N/A	334,858
						961,288
	Total Term Loans – 5.3%
	(Cost $21,391,730)					21,805,876

See notes to financial statements.

18 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

Number					Optional Call
of Shares	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Common Stock – 0.0%***
	Airlines – 0.0%***
6,232	Global Aviations Holdings, Inc., Class A(i)				$ 1
	(Cost $0)
	Preferred Stocks – 1.9%
	Diversified Financial Services – 0.6%
1,900	Falcons Funding Trust I(b) (e) (l)				1,963,057
475	GSC Partners CDO Fund Ltd./GSC Partners CDO Fund Corp.
	(Cayman Islands)(b) (e) (k)				183,022
200,000	Whitehorse II Ltd., Series 2005-2A (Cayman Islands)(b) (e) (l)				100,000
					2,246,079
	Transportation – 1.3%
200,000	Seaspan Corp., Series C (Marshall Islands)(l)	NR	9.500%	–	5,520,000
	Total Preferred Stocks – 1.9%
	(Cost $7,201,500)				7,766,079
	Warrants – 0.0%***
	Engineering & Construction – 0.0%***
1,550	Alion Science and Technology Corp.(g) (i) (j)			03/15/2017	–
	(Cost $16)
	Total Long-Term Investments – 129.3%
	(Cost $458,436,507)				531,497,797
	Short-Term Investments – 0.3%
	Money Market Fund – 0.3%
1,177,990	Dreyfus Treasury Prime Cash Management Institutional Shares				1,177,990
	(Cost $1,177,990)
	Total Investments – 129.6%
	(Cost $459,614,497)				532,675,787
	Other Assets in excess of Liabilities – 2.1%				8,451,578
	Borrowings – (10.8% )				(44,213,936)
	Reverse Repurchase Agreements – (20.9%)				(85,778,382)
	Net Assets – 100.0%				$411,135,047

AGM – Insured by Assured Guaranty Municipal Corporation
Assured GTY – Insured by Assured Guaranty Corporation
CDO – Collateralized Debt Obligation
CLO – Collateralized Loan Obligation
LLC – Limited Liability Company
LP – Limited Partnership
N/A – Not Applicable
PLC – Public Limited Company
Pty – Proprietary
SA – Corporation

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.
***	Less than 0.1%

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS continued	May 31, 2013

(a)	Taxable municipal bond issued as part of the Build America Bond program.
(b)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2013, these securities amounted to $35,111,762, which represents 8.5% of net assets.

(c)	The issuer of this security will accrue interest on the secured note at a rate of 12% annum and will make interest payments as follows: (1) 10% in cash and (2) 2% in-kind shares of the secured note.
(d)
The issuer of this security may elect to pay interest entirely in cash, entirely by issuing payment-in-kind shares, or pay 50% of the interest in cash and 50% of the interest by issuing payment-in-kind shares.

(e)	Floating or variable rate coupon. The rate shown is as of May 31, 2013.
(f)
Term loans held by the Fund have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. In addition, term loans may include mandatory and/or optional prepayment terms. As a result, the actual maturity dates of the loan may be different than the amounts disclosed in the portfolios of investments. Term loans may be considered restricted in that the Fund may be contractually obligated to secure approval from the Agent Bank and/or Borrower prior to the sale or disposition of loan.

(g)	Non-income producing security.
(h)	Non-income producing as security is in default.
(i)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $207,126, representing 0.1% of net assets.

(j)	Illiquid security.
(k)	Security has no stated coupon. However, it is expected to receive residual cash flow payments on deal defined payment dates.
(l)
All of a portion of these securities have been physically segregated in connection with borrowings, reverse repurchase agreements, and unfunded loan commitments. As of May 31, 2013, the total amount segregated was $279,672,952.

(m)	Security is perpetual and, thus does not have a predetermined maturity date.

See notes to financial statements.

20 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2013

Assets
Investments in securities, at value (cost $459,614,497)	$532,675,787
Interest receivable	9,252,238
Receivable for securities sold	602,745
Cash	96,766
Total assets	542,627,536
Liabilities
Reverse repurchase agreements	85,778,382
Borrowings	44,213,936
Payable for securities purchased	835,354
Advisory fee payable	280,432
Interest due on borrowings	134,496
Administrative fee payable	10,384
Unrealized depreciation on unfunded commitments	3
Accrued expenses and other liabilities	239,502
Total liabilities	131,492,489
Net Assets	$411,135,047
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized,
17,413,674 shares issued and outstanding	$174,137
Additional paid-in capital	331,422,142
Accumulated undistributed net investment income	4,616,335
Accumulated net realized gain on investments	1,861,146
Accumulated net unrealized appreciation on investments and unfunded commitments	73,061,287
Net Assets	$411,135,047
Net Asset Value (based on 17,413,674 common shares outstanding)	$23.61

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 21

STATEMENT OF OPERATIONS For the year ended May 31, 2013	May 31, 2013

Investment Income
Interest	$33,872,342
Dividends	673,596
Total income		$34,545,938
Expenses
Advisory fee	3,291,453
Interest expense	1,468,114
Excise Tax Expense	177,500
Professional fees	156,803
Trust accounting	130,426
Administrative fee	122,286
Custodian fee	96,028
Trustees’ fees and expenses	91,246
Printing expenses	73,870
Insurance expense	28,541
NYSE listing fee	23,725
Transfer agent fee	18,363
Miscellaneous	2,513
Total expenses		5,680,868
Net investment income		28,865,070
Realized and Unrealized Gain (Loss) on Investments and Unfunded Commitments
Net realized gain on:
Investments		1,496,339
Net change in unrealized appreciation (depreciation) on:
Investments		(440,983)
Unfunded commitments		(217)
Net realized and unrealized gain (loss) on investments and unfunded commitments		1,055,139
Net Increase in Net Assets Resulting from Operations		$29,920,209

See notes to financial statements.

22 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS	May 31, 2013

	For the Year	For the Year
	Ended	Ended
	May 31, 2013	May 31, 2012
Increase in Net Assets from Operations
Net investment income	$28,865,070	$27,679,900
Net realized gain on investments	1,496,339	236,329
Net change in unrealized appreciation/(depreciation) on investments and
unfunded commitments	(441,200)	47,505,359
Net increase in net assets resulting from operations	29,920,209	75,421,588
Distributions to Common Shareholders
From net investment income	(27,845,259)	(25,905,292)
Capital Share Transactions
Net proceeds from the issuance of common shares	100,013	0
Common share offering costs charged to paid-in capital	0	0
Net increase from capital share transactions	100,013	0
Total increase in net assets	2,174,963	49,516,296
Net Assets
Beginning of period	408,960,084	359,443,788
End of period (including undistributed net investment income of $4,616,335 and
$3,021,499, respectively)	$411,135,047	$408,960,084

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 23

STATEMENT OF CASH FLOWS For the year ended May 31, 2013	May 31, 2013

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$29,920,209
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net unrealized depreciation on investments	440,983
Net unrealized depreciation on unfunded commitments	217
Net realized gain on investments	(1,496,339)
Paydowns received	(677,996)
Net accretion of bond discount and amortization of bond premium	(348,988)
Purchase of long-term investments	(65,664,851)
Proceeds from sale of long-term investments	63,918,031
Net purchase of short-term investments	(311,242)
Corporate actions and other payments	13,225
Decrease in interest receivable	93,555
Increase in receivable for securities sold	(602,745)
Decrease in other assets	24,650
Decrease in payable for securities purchased	(2,261,396)
Increase in advisory fee payable	11,718
Increase in interest due on borrowings	51,505
Increase in administration fee payable	302
Increase in accrued expenses and other liabilities	41,690
Net Cash Provided by Operating and Investing Activities	23,152,528
Cash Flows From Financing Activities:
Distributions to common shareholders	(27,845,259)
Dividend reinvestments	100,013
Decrease in reverse repurchase agreements	(2,320,033)
Proceeds from borrowings	30,269,936
Payments made on borrowings	(23,500,000)
Net Cash Used in Financing Activities	(23,295,343)
Net decrease in cash	(142,815)
Cash at Beginning of Period	239,581
Cash at End of Period	$96,766
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$1,416,609

See notes to financial statements.

24 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS	May 31, 2013

			For the Period
	For the Year	For the Year	October 28, 2010*
Per share operating performance	Ended	Ended	through
for a common share outstanding throughout the period	May 31, 2013	May 31, 2012	May 31, 2011
Net asset value, beginning of period	$23.49	$20.65	$19.10	(a)
Income from investment operations
Net investment income (b)	1.65	1.59	0.68
Net realized and unrealized gain on investments and unfunded commitments	0.07	2.74	1.50
Total from investment operations	1.72	4.33	2.18
Common shares’ offering expenses charged to paid-in capital	–	–	(0.04)
Distributions to Common Shareholders
From net investment income	(1.60)	(1.49)	(0.59)
Net asset value, end of period	$23.61	$23.49	$20.65
Market value, end of period	$22.70	$22.46	$19.54
Total investment return (c)
Net asset value	7.48%	21.64%	11.34%
Market value	8.27%	23.35%	0.80%
Ratios and supplemental data
Net assets, end of period (thousands)	$411,135	$408,960	$359,444
Ratios to Average Net Assets applicable to Common Shares:
Total expenses, excluding interest expense	1.02%	1.04%	0.91	%(d)
Total expenses, including interest expense	1.38%	1.36%	1.05	%(d)
Net investment income, including interest expense	6.99%	7.33%	6.00	%(d)
Portfolio turnover rate (e)	12%	7%	3%
Senior Indebtedness:
Total Borrowings outstanding (in thousands)	$129,992	$125,542	$104,906
Asset Coverage per $1,000 of indebtedness(f)	$4,163	$4,258	$4,426

*	Commencement of investment operations.
(a)	Before deduction of offering expenses charged to capital.
(b)	Based on average shares outstanding during the period.
(c)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Trust’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover is not annualized for periods of less than one year.
(f)	Calculated by subtracting the Trust’s total liabilities (not including borrowings) from the Trust’s total assets and dividing by the total borrowings.

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 25

NOTES TO FINANCIAL STATEMENTS	May 31, 2013

Note 1 – Organization:

Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended.

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust.

(a) Valuation of Investments

The Trust values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. The Trust values debt securities (including municipal securities, asset-backed securities, collateralized mortgage obligations and term loans) at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees (“Trustees”). A valuation committee consisting of representatives from investments, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Trust and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged valuations, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Trust’s Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Trust might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

For fixed income securities, fair valuations may include input from Guggenheim Partners Investment Management, LLC (“GPIM”) utilizing a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. GPIM also uses third party service providers to model certain securities using cash flow models to represent a fair market value.

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Trust values Level 1 securities using readily available market quotations in active markets. Money Market Funds are valued at Net Asset Value. The Trust values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Trust values Level 2 equity securities using independent pricing providers who employ models using various observable market inputs. The fair value estimate for the Level 3 security in the Trust is determined in accordance with the Trust’s valuation procedures described above.

Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective as of the beginning of the period.

The following table represents the Trust’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of May 31, 2013.

26 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2013

Description	Level 1	Level 2		Level 3		Total
(value in $000s)
Assets:
Municipal Bonds	$–	$450,547		$–		$450,547
Corporate Bonds	–	27,342		–		27,342
Asset Backed
Securities	–	21,742		207		21,949
Collateralized
Mortgage
Obligations	–	2,088		–		2,088
Preferred Stocks	7,766	–		–		7,766
Term Loans	–	21,806		–		21,806
Common Stock	–	–		–	*	–
Warrants	–	–		–	*	–
Money Market	1,178	–		–		1,178
Total	$8,944	$523,525		$207		$532,676

Liabilities:
Unfunded
Commitments	$–	$–	*	$–		$–	*
Total	$–	$–	*	$–		$–	*

* Market value is less than minimum amount disclosed.

There were no transfers between valuation levels as of the report date when compared to the valuation levels at the end of the previous fiscal year.

With regard to the Level 3 securities:

The Trust received the Alion Science and Technology Warrants, which have a penny per share exercise price, as part of the purchase of Alion Science and Technology 12% corporate bonds which mature on November 1, 2014. The warrant and the underlying stock of the company are both unlisted securities. As a result of these factors, the Fund is assigning a price of $0.00 to the warrants. If the warrants begin trading on an exchange, the price of the warrants could increase.

Ares XXVI CLO Ltd. was priced using an option adjusted spread model based on a broker quote.

The Trust received the shares of Global Aviations Holdings, Inc. Class A common stock in conjunction with the restructuring of Global Aviation Holding, Inc. corporate bond. As of May 31, 2013, the common stock had not commenced trading on an exchange. The Trust valued the common stock at $0.00 based on an internal valuation model. If the common stock begins trading on an exchange, the price of the stock could increase.

The following table presents the activity for the Trust’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the year ended May 31, 2013.

Level 3 holdings
(value in $000s)
Beginning Balance at May 31, 2012:
Asset Backed Securities	$87
Warrants	–	*
Transfers Out
Asset Backed Securities	(87)
Net Purchases
Collateralized Loan Obligations	203
Common Stock	–	*
Change in unrealized Gain/loss
Collateralized Loan Obligations	4
Ending Balance at May 31,2013:
Warrants	–	*
Collateralized Loan Obligations	207
Common Stock	–	*
Total Level 3 holdings	$207

* Market value is less than minimum amount disclosed.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the year ended May 31, 2013, the Trust recognized an increase of interest income and a decrease of net realized gain of $677,996. This reclassification is reflected on the Statement of Operations and had no effect on the net asset value of the Trust. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust may enter into swap agreements to manage its exposure to interest rates or to manage the duration of its portfolio. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Operations. The Trust accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of Operations. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. During the year ended May 31, 2013, there were no swaps outstanding.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2013

(d) When-Issued and Delayed Delivery Transactions

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in a market conditions or the failure of counterparties to perform under the contract.

(e) Distributions

The Trust declares and pays monthly distributions to common shareholders. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(f) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of the respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and asked price of respective exchange rates on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in the exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Trust’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency forwards and currency transactions in the Trust’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, is included in unrealized appreciation (depreciation) on foreign currency transactions. There were no currency gains or losses for the year ended May 31, 2013.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement between the Trust and Guggenheim Funds Investment Advisors, LLC (“GFIA” or “the Adviser”), the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM”), provides personnel including certain officers required for the Trust’s administrative management and compensates the officers and trustees of the Trust who are affiliates of the Adviser. As compensation for these services, the Trust pays the Adviser a fee, payable monthly, in an amount equal to 0.60% of the Trust’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement among the Trust, the Adviser and GPIM, GPIM under the supervision of the Trust’s Board of Trustees and the Adviser, provides a continuous investment program for the Trust’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Trust who are GPIM ‘s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.30% of the Trust’s average daily managed assets.

Certain officers of the Trust may also be officers, directors and/or employees of the Adviser or GPIM. The Trust does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

Prior to May 14, 2013 under a separate Fund Administration agreement, the Adviser provided Fund Administration services to the Trust. The Adviser received a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Trust:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Effective May 14, 2013, the Board of Trustees approved Rydex Fund Services, LLC (“RFS”) as the Administrator of the Trust. There is no impact to the Trust as a result of this change.

For the year ended May 31, 2013, the Trust recognized expenses of approximately $122,286 for these services.

For purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Trust’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Trust’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Trust’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Trust’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Trust’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Trust’s securities and cash. Effective June 1, 2013, the Board of Trustees approved RFS to replace BNY as the accounting agent of the Trust.

Note 4 – Federal Income Taxes:

The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

28 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2013

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At May 31, 2013, the following reclassification was made to the capital accounts of the Trust to reflect permanent book and tax differences relating to paydown gains, excise tax paid, return of capital received from a preferred stock and the reclassification of distributions from ordinary income to short-term capital gains. Net investment income, net realized gains and net assets were not affected by these changes.

Accumulated
Additional	Undistributed Net	Accumulated
Paid-in	Investment	Net Realized
Capital	Income/(Loss)	Gain/(Loss)
$(176,998)	$575,025	$(398,027)

Information on the components of net assets on a tax basis as of May 31, 2013, is as follows:

Net Tax
Cost of			Unrealized
Investments	Gross Tax	Gross Tax	Appreciation
for Tax	Unrealized	Unrealized	on
Purposes	Appreciation	Depreciation	Investments
$459,249,505	$74,371,946	$(945,664)	$73,426,282

As of May 31, 2013, the components of accumulated earnings/ (losses) (excluding paid-in capital) on a tax basis were as follows:

Undistributed	Accumulated
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$5,136,538	$975,951

For the years ended May 31, 2013 and May 31, 2012, the tax character of distributions paid to common shareholders as reflected in the statement of changes in net assets was as follows:

Distributions paid from	2013	2012
Ordinary Income	$27,845,259	$25,905,292

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

For the year ended May 31, 2013, the cost of purchases and proceeds from sales of investments, excluding short-term securities, were $65,664,851 and $63,918,031, respectively.

Note 6 – Capital:

Common Shares

In connection with its organization process, the Trust sold 5,240 common shares of beneficial interest to Guggenheim Funds Distributors, LLC, an affiliate of the Adviser, for consideration of $100,084 at a price of $19.10 per share. The Trust has an unlimited amount of common shares, $0.01 par value, authorized and 17,413,674 issued and outstanding. Of this amount, the Trust issued 17,000,000 common shares in its initial public offering. These shares were issued at $19.10 per share after deducting the sales load but before offering expenses incurred by the Trust.

In connection with the initial public offering of the Trust’s common shares, the underwriters were granted an option to purchase additional common shares. On December 14, 2010, the underwriters purchased, at a price of $19.10 per common share (after deducting the sales load but before offering expenses incurred by the Trust.), 404,230 common shares of the Trust pursuant to the over-allotment option.

Offering costs, equal to $696,169 or $0.04 per share, in connection with the issuance of common shares have been borne by the Trust and were charged to paid-in capital. The Adviser and GPIM paid offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $0.04 per common share.

Transactions in common shares were as follows:
	Year ended	Year ended
	May 31, 2013	May 31, 2012
Beginning Shares	17,409,470	17,409,470
Shares issued through
dividend reinvestment	4,204	–
Ending Shares	17,413,674	17,409,470

Note 7 – Leverage:

Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets. For the year ended May 31, 2013, the average daily balance for which reverse

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2013

repurchase agreements were outstanding amounted to $86,074,066. The weighted average interest rate was 0.84%. As of May 31, 2013, there was $85,778,382 in reverse repurchase agreements outstanding.

At May 31, 2013, the Trust had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

	Range of	Range of
	Interest	Maturity
Counterparty	Rates	Dates	Amount
Barclays	1.00%	06/17/2013	$152,640
BNP Paribas	0.87%	04/16/2014	54,331,742
Citigroup	0.71%-0.85%	06/24/2013	1,949,000
Royal Bank of Canada	0.50%-0.97%	06/24/2013-07/08/2013	29,345,000
			$85,778,382

Borrowings

On December 7, 2011, the Trust entered into a $125,000,000 credit facility agreement. The interest rate on the amount borrowed is based on the 1 month LIBOR plus 90 basis points. An unused fee of 25 basis points is charged on the difference between the $125,000,000 and the amount borrowed. At May 31, 2013, there was $44,213,936 outstanding in connection with the Trust’s credit facility. The average daily amount of borrowings on the credit facility during the year ended May 31, 2013, was $49,375,463 with a related average interest rate of 1.12%. The maximum amount outstanding during the year ended was $62,213,936. As of May 31, 2013, the total value of securities segregated and pledged as collateral in connection with borrowings was $68,258,133.

Note 8 – Loan Commitments

Pursuant to the terms of certain Term Loan agreements, the Trust held unfunded loan commitments of as of May 31, 2013. The Trust is obligated to fund these loan commitments at the borrower’s discretion. The Trust intends to reserve against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of May 31, 2013, the total amount segregated in connection with reverse repurchase agreements and unfunded commitments was $211,414,819. The unrealized depreciation on these commitments of $3 as of May 31, 2013, is reported as “Unrealized depreciation on unfunded commitments” on the Statement of Assets and Liabilities.

At May 31, 2013, the Trust had the following unfunded loan commitments which could be extended at the option of the borrower:

		Unrealized
	Principal	Appreciation/
Borrower	Amount	(Depreciation)
AP Wip Holdings, LLC	$1,000,000	$–
Constellation Brands	1,500,000	–
Getco	400,000	–
Heinz Co.	1,150,000	–
National Financial Partners	700,000	–
Nielsen	9,750,000	–
Rock Ohio Caesars	1,333	(3)
	$14,501,333	$(3)

Note 9 – Indemnifications:

In the normal course of business, the Trust enters into contracts that contain a variety of representations, which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

Note 10 – Subsequent Event:

The Trust evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Trust’s financial statements, except as noted below.

On June 3, 2013, the Trust declared a monthly dividend of $0.13817 per common share. The distribution was payable on June 28, 2013, to shareholders of record on June 14, 2013.

On July 1, 2013, the Trust declared a monthly dividend of $0.13817 per common share. The distribution was payable on July 31, 2013, to shareholders of record on July 15, 2013.

30 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2013

The Board of Trustees and Shareholders of
Guggenheim Build America Bonds Managed Duration Trust

We have audited the accompanying statement of assets and liabilities of Guggenheim Build America Bonds Managed Duration Trust (the Trust), including the portfolio of investments, as of May 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 28, 2010 (commencement of investment operations) through May 31, 2011.These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian, brokers, and agent banks or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim Build America Bonds Managed Duration Trust at May 31, 2013, the results of its operations and its cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 28, 2010 (commencement of investment operations) through May 31, 2011, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
July 25, 2013

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 31

SUPPLEMENTAL INFORMATION (Unaudited)	May 31, 2013

Federal Income Tax Information

Qualified dividend income of as much as $110,008 was received by the Trust through May 31, 2013.

The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Relief Reconciliation Act of 2003.

In January 2014, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2013.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending May 31, 2013, the Trust had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

% Qualifying
% Qualifying	Short-Term
Interest	Capital Gain
89.87%	100%

Result of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held April 3, 2013. Common shareholders voted on the election of Trustees.

With regards to the election of the following Trustees by common shareholders of the Trust:

	Number of	Number of	Number of
	Shares in Favor	Shares Against	Shares Withheld
Donald C. Cacciapaglia	15,349,684	207,753	273,845
Robert B. Karn III	15,301,205	237,771	292,307
Ronald E. Toupin, Jr.	15,345,073	191,064	295,145
The other Trustees of the Trust not up for election in 2013 are Randall C. Barnes, Roman Friedrich III, and Ronald A. Nyberg.

Trustees

The Trustees of the Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) and their principal occupations during the past five years are as follows:

Name, Address*,			Number of
Year of Birth and	Term of Office**		Portfolios in the
Position(s) Held	and Length	Principal Occupations during the Past Five Years and	Fund Complex***	Other Directorships
with Registrant	of Time Served	Other Affiliations	Overseen by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2010	Private Investor (2001-present). Formerly, Senior Vice President	48	None
Year of Birth: 1951		and Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut
Trustee		International (1991-1993) and Senior Vice President, Strategic
Planning and New Business Development of PepsiCo, Inc. (1987-1990).
Roman Friedrich III	Since 2010	Founder and President of Roman Friedrich & Company, a US and	44	Director of First Americas Gold Corp.
Year of Birth: 1946		Canadian-based business, which provides investment banking to the		(2012-present) and Zincore
Trustee		mining industry (1998-present). Formerly, Senior Managing Director		Metals, Inc. (2009 – present).
		of MLV & Co., LLC, an investment bank and institutional broker-dealer		Previously, Director of Blue Sky
		specializing in capital intensive industries such as energy, metals		Uranium Corp. (formerly Windstorm
		and mining (2010-2011).		Resources Inc.) (April 2011 – July
2012); Director of Axiom Gold and
Silver Corp. (2011- 2012); Stratagold
Corp. (2003-2009); Gateway Gold
Corp. (2004-2008) and GFM
Resources Ltd. (2005-2010).
Robert B. Karn III	Since 2010	Consultant (1998-present). Formerly, Arthur Andersen (1965-1997) and	44	Director of Peabody Energy
Year of Birth: 1942		Managing Partner, Financial and Economic Consulting, St. Louis		Company (2003-present) and GP
Trustee		office (1987-1997).		Natural Resource Partners LLC
(2002-present).
Ronald A. Nyberg	Since 2010	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law,	50	None
Year of Birth: 1953		estate planning and business transactions (2000-present). Formerly, Executive
Trustee		Vice President, General Counsel and Corporate Secretary of Van Kampen
Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2010	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and	47	Trustee, Bennett Group of Funds
Year of Birth: 1958		Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President		(2011-present).
Trustee		of Nuveen Investment Advisory Corp. (1992-1999), Vice President and
Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice
President and Portfolio Manager of Nuveen Unit Investment Trusts
(1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

32 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2013

Name, Address*,			Number of
Year of Birth and	Term of Office**		Portfolios in the
Position(s) Held	and Length	Principal Occupations during the Past Five Years and	Fund Complex***	Other Directorships
with Registrant	of Time Served	Other Affiliations	Overseen by Trustee	Held by Trustee
Interested Trustee:
Donald C. Cacciapaglia†	Since 2012	Senior Managing Director of Guggenheim Investments (2010-present); Chief	212	Trustee, Rydex Dynamic Funds,
Year of Birth: 1951		Executive Officer of Guggenheim Funds Services, LLC (2012-present); Chief		Rydex ETF Trust, Rydex Series Funds
Trustee, Chief		Executive Officer (2012-present) and President (2010-present), Guggenheim		and Rydex Variable Trust
Executive Officer		Funds Distributors, LLC and Guggenheim Funds Investment Advisors, LLC;		(2012- present); Independent Board
		Chief Executive Officer of certain funds of Guggenheim Funds Fund Complex		Member, Equitrust Life Insurance
		(2012-present); President and Director of SBL Fund, Security Equity Fund, Security		Company, Guggenheim Life and
		Income Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund		Annuity Company, and Paragon Life
		(2012-present); President, CEO and Trustee of Rydex Dynamic Funds, Rydex ETF		Insurance Company of Indiana.
		Trust, Rydex Series Funds and Rydex Variable Trust (2012-present). Formerly,		(2011-present).
Chairman and CEO of Channel Capital Group Inc. and Channel Capital Group
LLC. (2002-2010).
* Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

-Messrs. Barnes and Cacciapaglia are Class I Trustees. The Class I Trustees are expected to stand for election or re-election at the Trust’s annual meeting of shareholders for fiscal year ending May 31, 2014.

-Messrs. Friedrich and Nyberg are Class II Trustees. The Class II Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for fiscal year ending May 31, 2015.

-Messrs. Karn and Toupin are Class III Trustees. The Class III Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for fiscal year ending May 31, 2016.

*** As of period end. The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, LLC and/or its affiliates.

† Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Investment Adviser.

Principal Executive Officers

The Principal Executive Officers of the Guggenheim Build America Bonds Managed Duration Trust who are not Trustees, and their principal occupations during the past five years are as follows:

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupations During the Past Five Years and
Position(s) Held with Registrant	Length of Time Served	Other Affiliations
Officers:
Amy J. Lee	Since 2013***	Managing Director, Guggenheim Investments (2012-present); Senior Vice President & Secretary, Security Investors,
Year of Birth: 1961		LLC (2010 - present); Secretary & Chief Compliance Officer, Security Distributors, Inc. (1987 - 2012); Vice President,
Chief Legal Officer		Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit
Corporation (1987- 2012); Vice President & Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds,
and Rydex Variable Trust (2008-present); Officer of certain funds in the Funds Complex (2012-present).
John L. Sullivan	Since 2010	Senior Managing Director - Fund Administration, Guggenheim Investments (2010-present). Chief Financial Officer, Chief
Year of Birth: 1955		Accounting Officer and Treasurer of certain funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen
Chief Financial Officer,		Funds (2004-2010). Head of Fund Accounting, Morgan Stanley Investment Management (2002-2004). Chief Financial
Chief Accounting Officer,		Officer, Treasurer, Van Kampen Funds (1996-2004).
and Treasurer
Joanna M. Catalucci	Since 2012	Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present). Formerly, Chief
Year of Birth: 1966		Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund
Chief Compliance Officer		& Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset
Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010-2012);
Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and
Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011);
Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund
Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006). Chief Compliance Officer of certain funds in the Fund Complex.
Mark E. Mathiasen	Since 2007	Director; Associate General Counsel of Guggenheim Funds Services, LLC (2012-present). Secretary of certain other
Year of Birth: 1978		funds in the Fund Complex. Formerly, Vice President, Assistant General Counsel of Guggenheim Fund Services, LLC
Secretary		(2007-2012).

* Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

*** Effective February 12, 2013.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 33

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2013

Unless the registered owner of common shares elects to receive cash by contacting The Computershare Shareowner Services LLC (the “Plan Administrator”), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator, administrator for shareholders in the Trust’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Trust. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 358015, Pittsburgh, PA 15252-8015; Attention Shareholder Services Department, Phone Number: 866-488-3559.

34 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT
AND INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL	May 31, 2013

Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an affiliate of Guggenheim Partners, LLC (“Guggenheim Partners” and referred to herein collectively with its subsidiaries and affiliates as “Guggenheim”), a diversified financial services firm, serves as the Trust’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Trust and GFIA (the “Investment Advisory Agreement”). Under the terms of the Investment Advisory Agreement, GFIA also is responsible for overseeing the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), an indirect subsidiary of Guggenheim Partners, which performs portfolio management and related services for the Trust pursuant to an investment sub-advisory agreement by and among the Trust, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision of the Trust’s Board of Trustees (the “Board” and the members of the Board individually, the “Trustees”) and GFIA, GPIM provides a continuous investment program for the Trust’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel for the Trust.

At meetings held in person on April 18, 2013 (the “April Meeting”) and on May 14, 2013 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of those Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”), met independently of Trust management to consider the renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed with the Committee various factors relevant to the consideration of advisory agreements and the legal responsibilities of the Trustees related to such consideration. The Committee took into account various materials received from the Adviser, the Sub-Adviser and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations it received (and received by the full Board) throughout the year regarding performance and operating results of the Trust.

In connection with the contract review process, Guggenheim engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare advisory contract renewal reports for various boards of directors/trustees in the Guggenheim Fund complex, designed specifically to help the boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject Trusts’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim management determined to engage FUSE for this purpose in connection with other initiatives designed to improve efficiencies and implement a uniform, streamlined and enhanced 15(c) reporting process across its various product lines. Further to this end, Guggenheim management had multiple discussions with, and sought input from, Independent Legal Counsel, the Committee Chair and the Board Chair, in preparing a comprehensive presentation and delivery of information in connection with the contract review process. In addition, the Adviser, on behalf of itself and the Sub-Adviser, provided information in response to requests for certain additional information following the April Meeting.

Among other things, the Adviser and Sub-Adviser provided organizational presentations, staffing reports and biographies of those key personnel of the Adviser and Sub-Adviser providing services to the Trust to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser, information comparing the investment performance, advisory fees and total expenses of the Trust to other Funds (including such information presented in the FUSE reports as well as supplemental information prepared by management), information about the profitability of the Adviser in connection with the Investment Advisory Agreement and information about the compliance and risk management programs of the Adviser and the Sub-Adviser.

Following an analysis and discussion of the factors identified below, the Committee concluded that it was in the best interests of the Trust to recommend that the Board approve the renewal of both of the Advisory Agreements for an additional 12-month term.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser had delegated responsibility for the investment and reinvestment of the Trust’s assets to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered investment companies for which GFIA serves as investment adviser (collectively, “Guggenheim Funds”). In this connection, the Committee took into account information provided by management describing the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, as well as information regarding the Adviser’s Sub-Advisory Oversight Committee. The Committee also considered the secondary market support services provided by the Adviser to the Trust. In addition, the Committee noted its various discussions with management concerning the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight. The Independent Trustees also took into account the various legal, compliance and risk management oversight and staffing initiatives undertaken by management, including, among other things, enhancements to risk management processes and restructuring of the legal and compliance departments in 2012, which management stated was designed to create a cohesive legal and compliance program with increased collaboration among compliance and legal professionals and with other departments across the Guggenheim organization. The Committee also considered management’s other initiatives intended to achieve greater enhancements and efficiencies in Guggenheim’s ability to provide services to the Guggenheim Funds (including the Trust), such as efforts to streamline and

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 35

CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT
AND INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL continued	May 31, 2013

simplify the organizational structure of Guggenheim’s advisory business, as reflected by internal reorganizations of various management entities. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by GFIA, the Committee considered the quality of the administrative services provided by GFIA.

Further with respect to the Adviser’s resources and its ability to carry out its responsibilities under the Investment Advisory Agreement, the Committee considered its review of financial information concerning the Adviser, as well as its discussions with the Chief Financial Officer of GFIA.

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement (including the relatively broad scope of services required to be performed by GFIA). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, the Committee concluded that the Adviser and its personnel were qualified to serve the Trust in such capacity.

Investment Performance: The Committee considered the Trust’s investment performance by reviewing the Trust’s total return on a net asset value (“NAV”) and market price basis for the three-month and one-year periods ended December 31, 2012, noting the Trust’s relatively brief operating period since inception on October 26, 2010. The Committee compared the Trust’s performance to the performance of a peer group of closed-end Funds determined by the Adviser (the “peer group of Funds”) for the same time periods. The peer group of Funds included other closed-end Funds that invest primarily in a diversified portfolio of taxable municipal securities known as “Build America Bonds” (“BABs”). The Committee noted that the Trust’s investment results were consistent with the Trust’s primary investment objective of providing current income and its secondary objective of long-term capital appreciation. The Committee also considered that the Adviser does not directly manage the investment portfolio but had delegated such duties to the Sub-Adviser. The Committee also considered the Trust’s use of leverage, the cost of the leverage as of December 31, 2012, and information received at quarterly Board meetings regarding the impact of leverage. Based on the information provided, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Trust: The Committee compared the Trust’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and expense ratio to the peer group of Funds. The Committee also reviewed the mean and median advisory fees and expense ratios of the peer group of Funds. The Committee noted that although the Trust’s expense ratio was above the median expense ratio of its peer group, the advisory fee (applicable to managed assets) was in line with the median advisory fee of the peer group of Funds. The Committee also took into account the expenses incurred by the Trust relating to the implementation of leverage and payment of an excise tax. With respect to the latter expense, the Committee noted the Board’s determination that given the investment returns achieved by the Sub-Adviser, the returns generated on the assets retained in the Trust through the payment of the excise tax was in the best interests of the Trust, even though it was reflected in an increased expense ratio. The Committee also recognized that the non-BABs portion of the Trust’s portfolio is managed with an investment program that is unique among its peers and that requires considerable portfolio management resources.

With respect to the costs of services provided and profits realized by the Adviser from its relationship with the Trust, the Committee reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated allocated direct and indirect costs the Adviser incurred in providing services to the Trust, including paying the sub-advisory fee to the Sub-Adviser.

The Committee considered other benefits available to the Adviser because of its relationship with the Trust and noted that the administrative services fees received by the Adviser from serving as administrator to the Trust provides it with additional revenue and that its affiliate receives sub-advisory fees for managing the investment portfolio. The Committee also noted the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Trust. Based on all of the information provided, the Committee determined that the Adviser’s profitability from its relationship with the Trust was not unreasonable.

Economies of Scale to be Realized: The Committee noted that the advisory fee schedule does not contain breakpoints that reduce the fee rate on assets above specified levels. The Committee further noted that due to the Trust’s closed-end structure, new shares are not continuously offered. As a result, the Committee concluded that breakpoints were not warranted at this time.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Trust. The Committee considered the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Sub-Advisory Agreement, and the Committee reviewed the balance sheet and income statement of the Sub-Adviser.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Trust’s primary investment objective of providing current income and the Trust’s secondary objective of long-term capital appreciation. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, the Committee concluded that the Sub-Adviser was qualified to provide the services under the Sub-Advisory Agreement.

Investment Performance: The Committee reviewed the performance of the Trust and the peer group of Funds over various periods of time. The Committee noted that the Trust’s performance on an NAV basis exceeded the average return of its peer group of Funds over the three-month and

36 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT
AND INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL continued	May 31, 2013

one-year periods ended December 31, 2012. The Committee also took into account that on a market price basis the Trust outperformed the average return of its peer group of Funds for the one-year period ended December 31, 2012 and the Trust underperformed the average return of its peer group of Funds for the three-month period. The Committee also compared the Trust’s investment performance on an NAV basis to the BAML Build America Bond Index, noting that the Trust’s return for the full year 2012 exceeded the benchmark’s return and ranked first in its peer group of Funds. In addition, the Committee considered the information provided by management concerning the non-BABs component of the Trust’s portfolio, the duration management strategy, use of leverage, credit quality distribution, sector breakdown, duration analysis and performance assessments. In light of all of the foregoing, the Committee determined that the Trust’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Trust: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees would be paid by GFIA and do not impact the fees paid by the Trust. The Committee also reviewed the dollar amount of sub-advisory fees paid to GPIM for the twelve months ended December 31, 2012. The Committee compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to other clients including other registered investment companies. The Committee noted that the Trust’s sub-advisory fee is representative of the Sub-Adviser’s fixed-income pricing for other clients.

Economies of Scale to be Realized: The Committee recognized that, because the Sub-Adviser’s fees would be paid by the Adviser and not the Trust, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale to be Realized” above.)

Overall Conclusions

Based on the foregoing, the Committee determined at the May Meeting that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interests of the Trust. In reaching this conclusion, no single factor was determinative. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term. Further, at its May 14, 2013, meeting, upon recommendation of the Committee, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 37

May 31, 2013

This Page Intentionally Left Blank.

38 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

TRUST INFORMATION	May 31, 2013

Board of Trustees	Officers	Investment Adviser	Legal Counsel
Randall C. Barnes	Donald C. Cacciapaglia	Guggenheim Funds	Skadden, Arps, Slate,
	Chief Executive Officer	Investment Advisors, LLC	Meagher & Flom LLP
Donald C. Cacciapaglia*		Lisle, Illinois	New York, New York
Amy J. Lee
Roman Friedrich III	Chief Legal Officer	Investment Sub-Adviser	Independent Registered
		Guggenheim Partners	Public Accounting Firm
Robert B. Karn III	John L. Sullivan	Investment	Ernst & Young LLP
	Chief Financial Officer,	Management, LLC	Chicago, Illinois
Ronald A. Nyberg	Chief Accounting Officer	Santa Monica, California
and Treasurer
Ronald E. Toupin, Jr.,		Administrator and
Chairman	Joanna M. Catalucci	Accounting Agent
	Chief Compliance Officer	Rydex Fund Services, LLC
* Trustee is an “interested		Rockville, Maryland
person” (as defined in section	Mark E. Mathiasen
2(a)(19) of the 1940 Act)	Secretary	Custodian
(“Interested Trustee”) of the		The Bank of New York Mellon
Trust because of his position		New York, New York
as the President and CEO of
the Adviser.

Privacy Principles of Guggenheim Build America Bonds Managed Duration Trust for Shareholders

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Build America Bonds Managed Duration Trust?

• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Trust’s Transfer Agent:

Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866) 488-3559

This report is sent to shareholders of Guggenheim Build America Bonds Managed Duration Trust for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.

A description of the Trust’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Trust at (866) 392-3004.

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 392-3004, by visiting the Trust’s website at guggenheiminvestments.com/gbab or by accessing the Trust’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the SEC website at www.sec.gov or the Trust’s website at guggenheiminvestments.com/gbab. The Trust’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or by visiting www.sec.gov.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 39

ABOUT THE TRUST MANAGERS

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
 (07/13)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GBAB-AR-0513

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)            (1) The registrant's Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Robert B. Karn III.  Mr. Karn is an “independent” Trustee as defined in this Item 3 of Form N-CSR.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as an accountant and accounting consultant, which included review and analysis of audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $38,850 and $30,600 for the fiscal years ended May 31, 2013 and May 31, 2012, respectively.

 (b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this item, were $0 and $0 for the fiscal years ended May 31, 2013 and May 31, 2012 respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $7,500 and $4,250 for the fiscal years ended May 31, 2013 and May 31, 2012, respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ended May 31, 2013 and May 31, 2012, respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures.

               (1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2.                  Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

                Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Fund (or an officer of the Fund who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

IV.C.3.                  Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee.

    (2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    Not applicable.

(g)   The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $7,500 and 4,250 for the fiscal years ended May 31, 2013 and May 31, 2012, respectively.

(h)   Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)
The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The audit committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr.; Robert B. Karn III; and Roman Friedrich III.

(b)    Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”).  GPIM’s proxy voting policies and procedures are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio.  GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2013:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CIO	2007	Guggenheim Partners Investment Management, LLC.: CEO and CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.
Anne Walsh, CFA, FLMI – Senior Managing Director	2007	Guggenheim Partners Investment Management, LLC.: Senior Managing Director – 2007–Present. Former, Reinsurance Group of America, Inc.: Senior Vice President and Chief Investment Officer – 2000–2007.
James E. Pass – Managing Director, Municipals	2010	Guggenheim Partners Investment Management, LLC.: Managing Director, Municipals – 2009–Present. Previously, Mr. Pass was a Managing Director at RBC Capital Markets – 2000-2009.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the GPIM portfolio managers as of May 31, 2013:

Scott Minerd:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	13	$3,047,522,948	0
Other pooled investment vehicles	2	$2,902,892,404	2	$2,902,892,404
Other accounts	6	$50,096,516,598	0

Anne Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	16	$3,584,376,249	0	$0
Other pooled investment vehicles	2	$2,609,828,885	1	$2,539,844,269
Other accounts	23	$76,088,004,949	1	$509,447,868

James Pass:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates Mr. Minerd, Ms. Walsh, and Mr. Pass for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of May 31, 2013:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd Anne Walsh James Pass	None $100,001-$500,000 None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

 (b)     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)            Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)            Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)            Not applicable.

(b)                Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)                 Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Build America Bonds Managed Duration Trust

By:                /s/ Donald C. Cacciapaglia

Name:           Donald C. Cacciapaglia

Title:             Chief Executive Officer

Date:             August 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:                /s/ Donald C. Cacciapaglia

Name:           Donald C. Cacciapaglia

Title:             Chief Executive Officer

Date:             August 9, 2013

By:                /s/ John L. Sullivan

Name:           John L. Sullivan

Title:             Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:             August 9, 2013